Exhibit 99.1

TCF Financial Corporation

Investing in the Future

1.)                                  Corporate Profile

At December 31, 2003

•                                          $11.3 billion financial holding company headquartered in Minnesota;  37th largest(1) bank in the U.S. based on market cap

•                                          401 bank branches, 239 branches opened since January 1, 1998 - 27th largest(2) branch network in the country

•                                          4th largest(2) in bank branch growth (1999 to 2003)

•                                          1,166 EXPRESS TELLER® ATMs, 707 off-site

•                                          1.4 million checking accounts

•                                          1.5 million TCF Check Cards (11th largest U.S. Visa® Classic debit card issuer ranked by sales volume)(3)

(1)               Source: Thomson Financial/Carson

(2)               Source: American Banker; January 15, 2004

(3)               Source: Visa, at September 30, 2003

2.)                                  Corporate Profile

At December 31, 2003

•                                          Bank branches located in six states

Traditional	164	Minnesota	98
Supermarket	237	Illinois	191
Total	401	Wisconsin	34
		Indiana	5
		Michigan	55
		Colorado	18

3.)                                  What Makes TCF Different

•                                          Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services (open seven days a week, 364 days/year, traditional and supermarket branches, TCF EXPRESS TELLER® ATMs, TCF Check Cards, phone banking, TCF Totally Free OnlineSM banking, etc.).

•                                          De Novo Expansion

TCF is increasing its market share through de novo expansion:

•                                          Opening new branches

•                                          Starting new businesses

•                                          Offering new products and services

4.)                                  What Makes TCF Different

•                                          Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing and contribute a significantly high percentage of TCF’s profits.

•                                          Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•                                          Stock Buy-Back

TCF has purchased 25.1 million shares since 1/1/98 at an average cost of $33.33 per share.

5.)                                  Share Repurchase Program

	1998	1999	2000	2001	2002	2003
	(000s)

Shares Purchased	7,549	4,092	3,244	3,670	3,108	3,459

Shares outstanding:	85,569	81,944	80,289	76,932	73,856	70,476

Average purchase price:	$27.94	$25.93	$22.76	$40.34	$47.62	$43.46

6.)                                  Share Repurchase Program

•                                          Repurchased 3,459,490 shares of common stock during 2003 at an average cost of $43.46 per share

•                                          Since 1/1/98,

•                                          TCF repurchased 25.1 million shares at an average cost of $33.33 per share

•                                          $837.3 million investment

•                                          $1.3 billion value at 12/31/03

•                                          At 12/31/03, 3.7 million shares remain available to purchase under board authorizations

7.)                                  Power Assets®

8.)                                  Consumer Home Equity Lending +21%*

Loan-to-value	12/99	12/00	12/01	12/02	12/03
	($ millions)

80% or less	$932.7	$971.7	$1,178.8	$1,488.5	$1,816.7
Over 80 to 90%	$570.6	$648.2	$802.1	$1,028.2	$1,370.5
Over 90 to 100%	$398.9	$486.5	$396.3	$385.0	$361.4
Over 100%	$56.5	$45.6	$66.6	$53.9	$39.5

Total	$1,959	$2,152	$2,444	$2,956	$3,588

Portion of loans >90% of property value is $39.5 million

*                      Annual growth rate (‘03 vs. ‘02)

9.)                                  Consumer Home Equity Lending (Property Value)

Appraised Value ($ 000s)	12/99	12/00	12/01	12/02	12/03
	($ millions)

Over $600	$13.6	$14.0	$28.9	$64.3	$90.1
$301 - $600	$72.2	$98.9	$144.2	$290.4	$461.1
Under $300	$1,873.7	$2,039.2	$2,270.8	$2,601.2	$3,036.8

Total	$1,959	$2,152	$2,444	$2,956	$3,588

10.)                           Consumer Home Equity Loans

At December 31, 2003

•                                          70% loans, 30% lines of credit

•                                          60% variable rate (prime based) and 40% fixed rate

•                                          68% are 1st mortgages, 32% are 2nd mortgages

•                                          Average home value of $182,077

•                                          Yield 6.23%

•                                          Over-30-day delinquency rate .48%

•                                          Net charge-offs; 2003= .11%, 2002= .18%, 2001= .17%

•                                          Average loan-to-value 74%

•                                          Average FICO score 711

11.)                           Commercial Lending

	12/99	12/00	12/01	12/02	12/03
	($ millions)

Commercial Real Estate	$1,073.5	$1,371.9	$1,622.5	$1,835.8	$1,916.7
Commercial Business	$351.4	$410.4	$422.4	$440.1	$427.7

Total	$1,425	$1,782	$2,045	$2,276	$2,344

12.)                           Commercial Loans

At December 31, 2003

•                                          Commercial real estate

•                                          29% apartment loans

•                                          23% office building loans

•                                          8% hotel loans

•                                          Commercial business – $428 million

•                                          Yield 5.30%

•                                          Over-30-day delinquency rate .01%

•                                          Net charge-offs; 2003= .09%, 2002= .37%, 2001= .01%

•                                          Approximately 99% of all commercial loans secured

•                                          CRE location mix: 90% Midwest, 10% Other

•                                          CRE portfolio: 16% fixed, 37% variable, 47% ARM

13.)                           Leasing and Equipment Finance +12%*

	12/99	12/00	12/01	12/02	12/03
	($ millions)

Leasing and Equipment Finance	$493	$856	$957	$1,039	$1,160

*                      Annual growth rate (‘03 vs. ‘02)

14.)                           Leasing and Equipment Finance

At December 31, 2003

•                                          Equipment type

•                                          29% manufacturing and construction

•                                          22% technology and data processing

•                                          19% specialty vehicle

•                                          8% trucks and trailers

•                                          22% other

•                                          Yield 7.05%

•                                          Uninstalled backlog of $155.2 million; up $14 million from year-end 2002

•                                          Over-30-day delinquency rate .93%

•                                          Net charge-offs; 2003= .69%, 2002= .80%, 2001= 1.00%

15.)                           Mortgage Banking

At December 31, 2003

•                                          Total loans serviced - $5.1 billion

•                                          Weighted average note rate of 5.97%

•                                          MSR net book value - $52 million

•                                          MSR as a percentage of servicing portfolio - 1.02%

•                                          2003 loans funded - $3 billion

•                                          Mortgage applications in process - $241.1 million

16.)                           Allowance for Loan & Lease Losses

	12/99	12/00	12/01	12/02	12/03
	($ millions)

Allowance for Loan & Lease Losses	$55.8	$66.7	$75.0	$77.0	$76.6
Net Charge-offs (NCO)	$26.4	$3.9	$12.5	$20.0	$12.9

As a % of Loans & Leases:
Allowance	.71%	.78%	.91%	.95%	.92%
NCO	.35%	.05%	.15%	.25%	.16%

17.)                           Delinquencies (over 30-day)*

	12/99	12/00	12/01	12/02	12/03
	($ millions)

Delinquencies	$33.1	$58.9	$46.8	$46.3	$38.7

Delinquencies (percent)	.42%	.69%	.57%	.57%	.47%

*                      Excludes non-accrual loans and leases

18.)                           Non-Performing Assets

	12/99	12/00	12/01	12/02	12/03
	($ millions)

Real Estate Owned	$10.9	$10.9	$14.6	$26.6	$33.5
Non-Accrual Loans and Leases	$24.1	$35.2	$52.0	$43.6	$35.4
Total	$35.0	$46.1	$66.6	$70.2	$68.9

Reserves/NAs:	232%	189%	144%	176%	216%
NPAs/Assets:	.33%	.41%	.59%	.58%	.61%

19.)                           Credit Quality

At December 31, 2003

•                                          2003 net charge-offs to average loans and leases .16%

•                                          In 2002, TCF ranked the 6th best* bank in the U.S. in net charge-offs to average loans and leases; 3rd best* in 2001

•                                          Non-performing assets to net loans and leases ..83%

•                                          Over-30-day delinquency rate .47%

Commercial	.01%
Consumer	.49%
Leasing & equipment finance	.93%
Residential real estate	.84%

*                                         Source: Keefe, Bruyette & Woods, Inc. (fifty largest banks)

20.)                           Retail Banking

21.)                           Checking Accounts +8%*

	12/99	12/00	12/01	12/02	12/03
	(000s)

Traditional Branches	681	703	738	773	821
Supermarket Branches	351	428	511	565	623

Total	1,032	1,131	1,249	1,338	1,444

*                      Annual growth rate (‘03 vs. ‘02)

22.)                           Fee Revenue Per Checking Account

	1999	2000	2001	2002	2003
	(In Dollars)

Fee Revenue per Checking Account	$168	$190	$209	$218	$223

23.)                           Retail Checking Deposits +15%*

	12/99	12/00	12/01	12/02	12/03
	($ millions)

Supermarket Branches	$354	$475	$591	$695	$829
Traditional Branches	$1,387	$1,535	$1,715	$1,903	$2,146

Total	$1,741	$2,010	$2,306	$2,598	$2,975

Average Rate:	.21%	.20%	.07%	.04%	.03%

*                      Annual growth rate (‘03 vs. ‘02)

24.)                           Retail Savings and Money Market Deposits

	12/99	12/00	12/01	12/02	12/03
	($ millions)

Money Market	$656.3	$794.2	$879.9	$791.3	$745.8
Savings	$1,039.0	$964.3	$1,113.4	$1,794.6	$1,771.1

Total	$1,695	$1,758	$1,993	$2,586	$2,517

Average Rate:	1.70%	2.29%	.81%	.78%	.41%

25.)                           Banking Fees and Other Revenue(1) +7%*

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$47.9	$56.9	$65.6	$71.8	$81.6
Second Quarter	$55.2	$65.1	$74.7	$84.1	$92.6
Third Quarter	$58.2	$67.5	$75.1	$87.4	$93.8
Fourth Quarter	$58.9	$67.1	$77.6	$91.1	$90.0

Total	$220	$257	$293	$334	$358

(1)               Consisting of fees and service charges, debit card revenue, ATM revenue, and investments and insurance commissions.

 *                   Annual growth rate (‘03 vs. ‘02)

26.)                           New Branches

27.)                           New Branch Expansion

	1998	1999	2000	2001	2002	2003	2004 Plan
	(# of new branches opened)

Supermarket	99	34	22	21	15	5	6
Traditional	7	1	3	6	12	14	22
Total	106	35	25	27	27	19	28

28.)                           Retail Model - Net Income

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	Net Income* ($ 000s)

Supermarket Branch	$(185)	$(41)	$24	$91	$89	$139	$188	$215	$252	$282
Traditional Branch	$(348)	$(154)	$(15)	$90	$119	$195	$253	$279	$341	$395

*                      Excludes consumer lending

29.)                           Total New Branches(1)

	12/98	12/99	12/00	12/01	12/02	12/03	2004 Plan
	(#)

Supermarket	99	133	153	174	184	186	192
Traditional	6	7	10	16	28	42	64
Total	105	140	163	190	212	228	256

(1)               Branches opened since January 1, 1998

30.)                           New Branch(1) Total Deposits +13%*

	12/98	12/99	12/00	12/01	12/02	12/03
	($ millions)

Deposits	$190	$344	$594	$744	$1,088	$1,225

(1)               Branches opened since January 1, 1998

*                      Annual growth rate (‘03 vs. ‘02)

31.)                           New Branch(1) Total Checking Accounts +21%*

	12/98	12/99	12/00	12/01	12/02	12/03
	(000s)

Checking Accounts	91	180	239	328	396	480

(1)               Branches opened since January 1, 1998

*                      Annual growth rate (‘03 vs. ‘02)

32.)                           New Branch(1) Banking Fees & Other Revenue(2) +17%*

	1998	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$.8	$6.9	$11.8	$17.8	$21.8	$27.0
Second Quarter	$3.2	$9.5	$15.2	$21.8	$27.6	$32.8
Third Quarter	$4.5	$10.8	$16.4	$22.3	$28.5	$33.5
Fourth Quarter	$5.8	$11.9	$17.4	$23.5	$29.8	$32.8

Total	$14	$39	$61	$85	$108	$126

(1)               Branches opened since January 1, 1998

(2)               Consisting of fees and service charges, debit card revenue, ATM revenue, and investments and insurance commissions.

*                      Annual growth rate (‘03 vs. ‘02)

33.)                           TCF Check Card Interchange Revenue +12%*

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$3.5	$6.0	$8.1	$10.2	$13.2
Second Quarter	$4.8	$7.1	$9.3	$11.8	$14.8
Third Quarter	$5.3	$7.5	$10.1	$12.1	$12.9
Fourth Quarter	$5.9	$8.2	$10.1	$13.1	$12.1

Total	$19.5	$28.8	$37.6	$47.2	$53.0

Cards (000s):	929	1,057	1,196	1,381	1,534

Sales volume:	$1,396	$2,025	$2,605	$3,216	$3,899

Average off-line interchange rate:	1.51%	1.53%	1.55%	1.55%	1.43%

*                      Annual growth rate (‘03 vs. ‘02)

34.)                           TCF Check Card

•                                          11th largest U.S. VISA® Classic debit card issuer(1)

•                                          8.1 million average transactions per month in 2003

•                                          17% increase in the number of customer purchases(2)

•                                          11% increase in the number of TCF Check Cards(2)

•                                          Interchange revenue of $53 million in 2003, an increase of 12%(2)

•                                          Percentage of active TCF Check Card users was 54% in 2003, up from 53% in 2002

•                                          Sales volume increased 21% in 2003

(1)               Source:  Visa, at September 30, 2003;  ranked by sales volume

(2)               2003 vs. 2002

35.)                           Small Business Checking Deposits +21%*

	12/99	12/00	12/01	12/02	12/03
	($ millions)

Small Business Checking Deposits	$196	$253	$313	$380	$461

# of accounts	58,114	69,179	79,865	91,385	102,557

*                      Annual growth rate (‘03 vs. ‘02)

36.)                           Small Business Checking Accounts

At December 31, 2003

•                                          Relationship banking offering multiple product lines to business owners

•                                          $461 million in 0% interest checking account deposits

•                                          Small business loans up to $50,000; small business administration loans up to $150,000; home equity loans up to $500,000

•                                          Other services — payroll services, merchant processing, brokerage accounts

•                                          46,000 TCF Business Check CardsSM

37.)                           Internet Banking Accounts +102%*

	12/00	12/01	12/02	12/03

Internet Banking Accounts	29,778	143,007	255,369	515,246

*                      Annual growth rate (‘03 vs. ‘02)

38.)                           Campus Banking

At December 31, 2003

•                                          Alliances with:

•                                          University of Minnesota

•                                          University of Michigan

•                                          St. Cloud State University in MN

•                                          Northern Illinois University - Dekalb

•                                          Saginaw Valley State University in MI

•                                          Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                                          76,100 total checking accounts

•                                          $98 million in deposits

39.)                           New Products and Services

•                       TCF Express CoinSM Service coin counters

•                       TCF Command ProtectionSM Plan

•                                Monthly payments

•                                Another source of fee revenue

•                       TCF Check CashingSM

•                       Investments and Insurance Products

•                                “Generation Advantage” life insurance product

40.)                           How We Are Doing…Financial Highlights

41.)                           Diluted EPS

	1995	1996	1997	1998	1999	2000	2001	2002	2003

Diluted EPS	$0.86	$1.20	$1.69	$1.76	$2.00	$2.35	$2.70	$3.15	$3.05

42.)                           Dividend History +15%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004

Dividends Paid	$.30	$.36	$.47	$.61	$.73	$.83	$1.00	$1.15	$1.30	$1.50	(1)

Dividends payout ratio:	35%	30%	28%	35%	36%	35%	37%	37%	43%	N/A

10-year compounded annual growth rate 22%

Ranks 1st of the Top 50 Banks(2)

*                      Annual growth rate (‘04 vs. ‘03)

(1)               Annualized, subject to Board of Directors approval

(2)               Source:  Citigate Financial Intelligence

43.)                           Net Income

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$37.3	$40.7	$48.2	$56.3	$60.1
Second Quarter	$41.0	$46.7	$52.0	$58.0	$60.3
Third Quarter	$42.8	$46.7	$52.9	$58.9	$36.0
Fourth Quarter	$45.0	$52.2	$54.2	$59.8	$59.5

Total	$166	$186	$207	$233	$216

44.)                           Net Interest Income

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$104.8	$106.8	$113.8	$124.5	$122.4
Second Quarter	$106.7	$110.2	$119.3	$124.3	$119.8
Third Quarter	$106.6	$110.7	$122.4	$123.8	$119.9
Fourth Quarter	$106.1	$110.8	$125.7	$126.6	$119.1

Total	$424	$439	$481	$499	$481

Net Interest Margin:	4.47%	4.35%	4.51%	4.71%	4.54%

45.)                           Interest Rate Risk Management

Cumulative One Year Positive Gap

	12/99	12/00	12/01	12/02	12/03
	($ millions)

Adjusted Gap	$(1,021)	$(215)	$242	$1,110	$161

Adjusted Gap as a % of Total Assets	(9.6)%	(1.9)%	2.1%	9.1%	1.4%

46.)                           Securities Available for Sale and Residential Portfolios

Ending Balance	12/99	12/00	12/01	12/02	12/03
	($ millions)

Securities available for sale portfolio*	$1,597	$1,419	$1,575	$2,355	$1,524
Residential portfolio	3,920	3,674	2,733	1,800	1,213
Total	$5,517	$5,093	$4,308	$4,155	$2,737

*                      Based on historical amortized cost

47.)                           Financial Highlights

($ millions, except per-share data)

	2003	2002	Change
Net interest income	$481.1	$499.2	(4)%
Fees & other revenue:
Banking	358.0	334.4	7%
Other	72.8	71.9	1%
Total fees and other revenue	430.8	406.3	6%
Gains (losses) on termination of debt	(44.3)	—	N.M.
Other gains	32.8	13.5	143%
Total non-interest income	419.3	419.8	(.1)%
Total revenue	900.4	919.0	(2)%
Provision for credit losses	12.5	22.0	(43)%
Non-interest expense	560.1	539.3	4%
Net income	$215.9	$232.9	(7)%

Diluted EPS	$3.05	$3.15	(3)%
ROA	1.85%	2.01%	(16	)bps
ROE	23.05%	25.38%	(233	)bps

N.M.  Not meaningful

48.)                           Power ProfitsSM

Average Balance ($ millions)
Profit center net income ($ in 000s)

		2003
	Balance	Income	%
Commercial Lending	$2,300	$26,620	11%
Consumer Lending	3,522	48,587	20
Leasing and Equipment Finance	1,095	29,267	12
Mortgage Banking	255	2,906	1
Total Power Assets®	$7,172	107,380	44

Traditional Branches (164)	$6,211	68,751	28
Supermarket Branches (237)	1,565	25,819	11
Total Power Liabilities®	$7,776	94,570	39
Total Power Assets & Liabilities		201,950	83
Equity		25,199	10
Total Power Businesses		227,149	93
Treasury Services and Other		17,935	7
Subtotal		245,084	100%

Debt Prepayments		(29,206)
Net Income		$215,878

49.)                           TCF vs. Top 50 Banks*

Year-to-Date at September 30, 2003

	TCF	Top 50 Banks Average
ROA	1.76%	1.36%

	TCF	Top 50 Banks Average
ROE	22.04%	16.55%

*                      Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/03

Source:  Citigate Financial Intelligence

50.)                           TCF vs. Top 50 Banks*

Year-to-Date at September 30, 2003

	TCF		Top 50 Banks Average
Net Charge-Offs	11	bps	59	bps

*                      Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/03

Source:  Citigate Financial Intelligence

51.)                           TCF vs. Top 50 Banks*

Year-to-Date at September 30, 2003

	TCF		Top 50 Banks Average
Net Interest Margin	4.49%		3.72%

	TCF		Top 50 Banks Average
Price/Estimated EPS	15.57	x	13.98	x

*                      Represents the fifty largest bank holding companies in the U.S. based on asset size at 9/30/03

Source:  Citigate Financial Intelligence

52.)                           Total Market Returns*

At December 31, 2003

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	20.98%	7.55%	19.37%	22.66%
S&P MidCap Index	35.62%	4.84%	9.21%	13.92%
Dow Jones Industrial Average	28.01%	.93%	4.50%	12.98%
S&P Bank Composite	22.76%	4.66%	2.11%	12.10%
S&P 500 Index	28.68%	(4.05)%	(.57)%	11.06%

*                      Assumes dividend reinvestment

Source:  SIT Investment Associates, Inc.

53.)         Return to Shareholders¹ +23%*

	Index Value
Period Ending	12/31/1993	12/31/1994	12/31/1995	12/31/1996	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003

TCF Financial Corporation	$100.00	$124.90	$205.63	$275.48	$438.08	$319.06	$337.11	$622.17	$685.92	$639.87	$774.11
S&P 500	$100.00	$101.39	$139.51	$171.86	$229.35	$295.93	$358.40	$326.52	$188.00	$224.17	$228.25
SNL All Bank & Thrift Index	$100.00	$97.79	$152.24	$211.02	$323.93	$343.85	$328.95	$397.39	$403.25	$378.91	$513.70

[1]	Assumes $100 invested December 31, 1993 with dividends reinvested
*	Annualized return since 12/31/93

Source:  SNL Securities LC

54.)                           Cautionary Statement

This presentation contains “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins, which could be impacted by lower prepayment rates in a period of rising interest rates; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting policies and guidelines, or monetary, fiscal or tax policies of the federal or state governments; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage banking business, which could adversely affect earnings; results of litigation, including reductions in debit card revenues resulting from litigation brought by retail merchants against VISA® USA, or other significant uncertainties.  Investors should consult TCF’s Annual Report to Shareholders and periodic reports on Forms 10-K, 10-Q and 8-K for additional important information about the Company.

55.)                           NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividend Paid
Dec-92	$7.25	$.12
Dec-93	$8.50	$.17
Dec-94	$10.31	$.25
Dec-95	$16.56	$.30
Dec-96	$21.75	$.36
Dec-97	$33.94	$.47
Dec-98	$24.19	$.61
Dec-99	$24.88	$.73
Dec-00	$44.56	$.83
Dec-01	$47.98	$1.00
Dec-02	$43.69	$1.15
Dec-03	$51.35	$1.30

56.)                           Appendix

57.)                           Retail Distribution Growth

	12/97	12/98	12/99	12/00	12/01	12/02	12/03
	(# of branches)

Branches	221	311	338	352	375	395	401

Branch Openings:	19	106	35	25	27	27	19

Anticipate opening 28 new branches during 2004.

58.)                           Supermarket Branch Growth

	12/97	12/98	12/99	12/00	12/01	12/02	12/03
	(#)
Supermarket Branches	63	160	195	213	234	244	237

Branch Openings:	15	99	34	22	21	15	5

59.)                           Risk Based Capital

	12/99	12/00	12/01	12/02	12/03
	($ millions)

Actual	$745	$826	$834	$851	$842
Minimum Requirement	$539	$570	$593	$622	$785
Well Capitalized Requirement	$674	$712	$741	$777	$628

Tier 1:	10.22%	10.66%	10.24%	9.96%	9.75%
Total:	11.06%	11.59%	11.26%	10.95%	10.73%

60.)                           Power Assets®

	TCF Bank
	MN	Lakeshore	MI	CO	Consolidated
	($ millions)

December 31, 2003:
Consumer	$1,478	$1,327	$644	$181	$3,630
Change*	23%	20%	14%	29%	21%
Commercial Real Estate	$708	$590	$619	—	$1,917
Change*	2%	18%	(4)%	—	4%
Commercial Business	$213	$131	$84	—	$428
Change*	—	28%	(33)%	—	(3)%
Leasing & Equipment Finance	—	—	—	—	$1,160
Change*	—	—	—	—	12%
Total	$2,399	$2,048	$1,347	$181	$7,135
Change*	14%	20%	1%	29%	13%

*                      Change from December 31, 2002

61.)                           Leasing and Equipment Finance

Power Assets®

($ 000s)

	12/31/2003	12/31/2002	Change
Technology and data processing	$249,515	$291,091	$(41,576)
Specialty vehicles	225,073	149,997	75,076
Manufacturing	198,321	140,014	58,307
Construction	133,104	87,857	45,247
Trucks and trailers	89,262	113,587	(24,325)
Furniture and fixtures	54,052	62,153	(8,101)
Printing	38,977	31,181	7,796
Medical	33,462	23,378	10,084
Material handling	27,111	24,749	2,362
Aircraft	23,965	23,420	545
Other	87,555	91,613	(4,058)
Total	$1,160,397	$1,039,040	$121,357

62.)                           Leasing and Equipment Finance

Summary of Operations

($ 000s)

Year-Ended December 31:	2003	2002	Change
Net interest income	$45,358	$41,374	$3,984
Provision for credit losses	8,171	9,228	(1,057)
Non-interest income	51,088	51,806	(718)
Non-interest expense	41,977	40,983	994
Pre-tax income	46,298	42,969	3,329
Income tax expense	17,031	15,497	1,534
Net Income	$29,267	$27,472	$1,795

ROA	2.56%	2.66%

63.)                           Leasing and Equipment Finance

Credit Quality

Over 30-day delinquency as a percentage of portfolio at:	12/31/2003	12/31/2002
Middle market	.88%	1.26%
Winthrop	1.14	—
Wholesale	.29	.42
Small ticket	.56	.41
Leveraged leases	—	—
Subtotal	.81	.61
Truck and trailer	3.66	4.72
Total	.93	1.00

64.)                           Net Charge-offs

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$9.3	$—	$0.9	$8.7	$1.9
Second Quarter	$6.8	$1.2	$3.9	$5.0	$3.2
Third Quarter	$7.3	$0.7	$2.1	$3.1	$1.7
Fourth Quarter	$3.0	$2.0	$5.6	$3.2	$6.1

Total	$26.4	$3.9	$12.5	$20.0	$12.9

NCOs/Avg. Loans & Leases:	.35%	.05%	.15%	.25%	.16%

65.)                           Net Charge-offs by Business Line

($ 000s)

		2003	2002
	$	%	$	%
Consumer	$3,189.10%		$3,974.15%
Commercial real estate		1,336.07	2,138.12
Commercial business		782.18	5,898	1.35
Leasing and equipment finance:
Leasing and equipment finance without truck and trailer		5,047.31	4,887.56
Truck and trailer	2,490	3.03	3,079	2.50
Total leasing and equipment finance		7,537.69	7,966.80
Subtotal		12,844.19	19,976.34
Residential real estate		77.01	50	—
Total	$12,921.16		$20,026.25

Glossary of Terms

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fee Revenue Per Retail Checking Account

Total fees associated with usage of retail and small business checking accounts divided by the average number of retail and small business checking accounts.

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificate of deposits.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.